SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported)  October 28, 1999

                        MMCA Auto Owner Trust 1999-2
                     (Issuer with respect to the Notes)
                        MMCA Auto Receivables Trust
                 (Originator of MMCA Auto Owner Trust 1999-2)
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
               ----------------------------------------------
               (State or Other Jurisdiction of Incorporation)


              333-85685                            33-0869011
      ------------------------     ------------------------------------
      (Commission File Number)     (I.R.S. Employer Identification No.)


      6363 Katella Avenue, Cypress, California             90630-5205
      ---------------------------------------------------------------
      (Address of Principal Executive Offices)             (Zip Code)


                               (714) 236-1614
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
     -------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)




 ITEM 5.   OTHER EVENTS.

      The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

 Exhibit No.         Document Description
 -----------         --------------------
    1.1              Underwriting Agreement
    4.1              Amended and Restated Trust Agreement
    4.2              Sale and Servicing Agreement
    4.3              Indenture
    4.4              Administration Agreement
   10.1              Purchase Agreement
   10.2              Yield Supplement Agreement




                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MMCA Auto Receivables Trust,
                                           as originator of MMCA Auto
                                           Owner Trust 1999-2

 Dated:  November 5, 1999
                                         By:  /s/ Charles A. Tredway
                                            -----------------------------
                                            Name:  Charles A. Tredway
                                            Title:  Executive VP &
                                                   General Mgr.



                             INDEX TO EXHIBITS

                                                         Sequential
 Exhibit No.    Document Description                       Page No.
 -----------    --------------------                     ----------
    1.1         Underwriting Agreement
    4.1         Amended and Restated Trust Agreement
    4.2         Sale and Servicing Agreement
    4.3         Indenture
    4.4         Administration Agreement
   10.1         Purchase Agreement
   10.2         Yield Supplement Agreement